EXHIBIT 10.41
                                                                  -------------


                            STOCK PURCHASE AGREEMENT


                                 by and between


                                  NESTOR, INC.


                                       and


                           SILVER STAR PARTNERS I, LLC


                                January 15, 2003

                                TABLE OF CONTENTS


ARTICLE I.        AMOUNT AND TERMS.............................................1
                  ----------------
         1.1      Sale and Issuance of Shares..................................1
         1.2      Closing......................................................1

ARTICLE II.       Representations and Warranties of the Company................2
                  ---------------------------------------------
         2.1      Organization.................................................2
         2.2      Authorization and Enforceability.............................2
         2.3      Conflicts, Consents and Approvlas............................3
         2.4      Subsidiaries.................................................3
         2.5      Capitalization...............................................4
         2.6      Financial Statements.........................................4
         2.7      Litigation...................................................4
         2.8      Taxes........................................................5
         2.9      Absences of Undisclosed or Contingent Liabilities............6
         2.10     Intellectual Property........................................6
         2.11     Permits......................................................8
         2.12     Compliance with Laws.........................................8
         2.13     Contracts and Commitments....................................8
         2.14     Books and Records............................................8
         2.15     Offering Exemption...........................................8
         2.16     Insurance....................................................8
         2.17     NASDAQ Compliance............................................9
         2.18     SEC Documents................................................9
         2.19     Full Disclosure..............................................9

ARTICLE III.      Representations and Warranties of the Investor..............10
                  ----------------------------------------------
         3.1      Authorization and Enforceability............................10
         3.2      Purchase Entirely for Own Account...........................10
         3.3      Disclosure of Information...................................10
         3.4      Investment Experience.......................................10
         3.5      Accredited Investor.........................................10
         3.6      Restricted Securities.......................................10
         3.7      Further Limitations on Disposition..........................10
         3.8      Legends.....................................................11

ARTICLE IV.       AFFIRMATIVE COVENANTS OF THE COMPANY........................11
                  ------------------------------------
         4.1      Securities Laws Compliance..................................11
         4.2      Insurance...................................................11
         4.3      Books and Records...........................................11
         4.4      Obligations and Taxes.......................................11
         4.5      Existence; Maintenance of Property..........................12
         4.6      Compliance with Laws........................................12
         4.7      Operation of Business.......................................12
         4.8      Nasdaq Bulletin Board.......................................12

                                      (i)

ARTICLE V.        Closing Conditions..........................................12
                  ------------------
         5.1      Investor Rights Agreement...................................12
         5.2      Termination of Financial Advisory Agreement.................12
         5.3      Appointment of Interim Chief Executive Officer..............12
         5.4      Election of Interim Board of Directors......................13
         5.5      Amended Certificate.........................................13
         5.6      Corporate Governance........................................13
         5.7      Board of Directors..........................................13
         5.8      Board and Stockholder Approval..............................13

ARTICLE VI.       Miscellaneous...............................................13
                  -------------
         6.1      Indeminfication.............................................13
         6.2      Right to Conduct Activities.................................14
         6.3      Successors and Assigns......................................14
         6.4      Governing Law...............................................14
         6.5      Counterparts................................................14
         6.6      Interpretation..............................................14
         6.7      Notices.....................................................14
         6.8      Expenses....................................................15
         6.9      Amendments and Waivers......................................15
         6.10     Severability................................................15
         6.11     Survival of Representations and Warranties..................15
         6.12     Several Obligations.........................................16
         6.13     Entire Agreement............................................16

Exhibit A         List of Investors
Exhibit B         Form of Investor Rights Agreement
Exhibit C         Form of Amended Certificate
Exhibit D         Form of Termination and Release Agreement



                                      (ii)

                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of January 15, 2003, by and between Nestor, Inc., a Delaware corporation (the "Company") and Silver Star Partners I, LLC, a Delaware limited liability company (the "Investor").

                                   Background
                                   ----------

     A. The Company desires to sell to the Investor, and the Investor desires to purchase, that number of shares of common stock, $.01 par value (the "Common Stock"), of the Company set forth opposite such Investor's name on Exhibit A hereto (the "Shares"), on the terms and conditions set forth herein.

                                      Terms
                                      -----

     THEREFORE, in consideration of the mutual covenants, representations and warranties contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                AMOUNT AND TERMS
                                ----------------


     1.1.  Sale and Issuance of Shares.
           ----------------------------
     Subject to the terms and conditions of this Agreement, the Investor agrees to purchase and the Company agrees to sell and issue to the Investor, that number of Shares set forth opposite such Investor's name on Exhibit A hereto at a purchase price of $.0485 per share at the First Closing and at a post-split purchase price of $.485 per share at the Subsequent Closing. The purchase price shall be paid in cash, by wire transfer of immediately available funds to an account designated by the Company, upon the delivery of the Shares.

     1.2. Closing.
          --------
     (a) First Closing. The closing of the purchase and sale of Forty-Nine Million (49,000,000) Shares for Two Million Three Hundred Seventy-Six Thousand Five Hundred Dollars ($2,376,500) shall take place at the offices of Brown Raysman Millstein Felder & Steiner LLP, 900 Third Avenue, New York, New York ("Brown Raysman") at 11:00 a.m. on January 15, 2003, or at such other time and place as the Company and the Investor shall mutually agree, either orally or in writing (which time and place are designated as the "First Closing"). At the First Closing, the Company shall authorize its transfer agent to deliver to the Investor the certificates representing the Shares purchased by such Investor hereunder within two (2) business days of the First Closing and the Company hereby covenants that such Shares will be delivered to the Investor by such time at the address for the Investor specified in Section 6.7 hereof. At the First Closing, the Company and the Investor shall execute and deliver (or cause to be delivered) the Investor Rights Agreement in the form attached hereto as Exhibit B (the "Investor Rights Agreement"). The First Closing of the purchase and sale of Shares shall be subject to all the provisions hereof referring to Closing, except where the reference is to the Subsequent Closing.

     (b) Subsequent Closing. Prior to the Subsequent Closing (as defined below), the Company shall adopt and file with the Secretary of State of Delaware a Certificate of Amendment to the Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit C (the "Amended Certificate") providing for a one-for-ten reverse stock split of the Common Stock and an authorized Common Stock of 20,000,000 shares thereafter. Within three (3) business days of the date of filing of the Amended Certificate with the Secretary of State of Delaware, the closing of the purchase and sale of (i) One Million Two Hundred Eighty-Five Thousand Five Hundred Sixty-Seven (1,285,567) Shares (post-split) for Six Hundred Twenty-Three Thousand Five Hundred Dollars ($623,500) and (ii) up to an additional Six Million One Hundred Eighty-Five Thousand Five Hundred Sixty-Seven (6,185,567) Shares (post-split) for up to Three Million Dollars ($3,000,000) at the option of the Investor, shall take place at the offices of Brown Raysman or at such other time and place as the Company and the Investor shall mutually agree, either orally or in writing (which time and place are designated as the "Subsequent Closing"), upon the same terms and conditions as those contained herein. At the Subsequent Closing, the Company shall authorize its transfer agent to deliver to the Investor the certificates representing the Shares purchased by such Investor hereunder within two (2) business days of the Subsequent Closing and the Company hereby covenants that such Shares will be delivered to the Investor by such time at the address for the Investor specified in Section 6.7 hereof. The Subsequent Closing of the purchase and sale of Shares shall be subject to all the provisions hereof referring to Closing, except where the reference is to the First Closing.


                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------


     The Company  hereby  represents and warrants to the Investor that as of the
Closing:

     2.1. Organization.
          -------------
     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets, and has all material licenses and permits necessary to conduct its business. It is duly qualified and in good standing in each jurisdiction in which the character or location of its properties or nature of its business makes such qualification necessary.

     (b)  Section  2.1(b)  of the  Disclosure  Schedule  of even  date  herewith prepared by the Company and delivered to the Investor (the "Disclosure Schedule") contains true, complete and correct copies of the Company's Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws (the "Bylaws"), in each case as in effect on the date of this Agreement.

     2.2.  Authorization  and  Enforceability.
           -----------------------------------
     The Company has full power and authority to execute and deliver this Agreement, the certificates representing the Shares, the Investor Rights
Agreement, the Amended Certificate, and each other document or instrument contemplated as being executed and delivered by the Company under this Agreement (collectively, the "Transaction Documents"), and the execution and delivery by the Company of the Transaction Documents, and the performance of its obligations hereunder and thereunder, have been duly authorized by all necessary corporate or other action. The Transaction Documents are the legal, valid and binding obligation of Company enforceable against it in accordance with the terms hereof and thereof.

     2.3. Conflicts, Consents and Approvals.
          ----------------------------------
     (a) The Company is not in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it or any of its assets may be bound. The execution and delivery of the Transaction Documents and compliance with the provisions hereof and thereof shall not violate any provision of law applicable to the Company nor shall the same conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Certificate of Incorporation or Bylaws of the Company, or result in the breach of, constitute any default under, or conflict with the terms of any indenture, mortgage, agreement or other instrument to which it is party or by which it or any of its assets may be bound, or result in the creation or imposition of any Lien upon any of its assets. As used herein, the term "Lien" means any liens, encumbrances, claims, security interests, mortgages, pledges, charges, conditional sales or other title retention agreements, preemptive rights, easements, covenants, licenses, options, rights of first refusal or offer, title defects, or claims of any kind whatsoever.

     (b) No consent, approval, order, authorization of, or registration, qualification or filing with, any Authority or any other party is required on the part of the Company in connection with the execution and delivery of the Transaction Documents and the performance and consummation of the transactions contemplated hereby and thereby, other than such consents that have been obtained.

     2.4. Subsidiaries.
          -------------
     (a) Section 2.4(a) of the Disclosure Schedule contains a list of the subsidiaries of the Company, whether wholly or partially owned. Except as set forth on Section 2.4(a) of the Disclosure Schedule, the Company does not own, directly or indirectly, beneficially or of record, nor has any operational control over, nor has any obligation to acquire, any capital stock or other equity securities of any person, nor does the Company have any direct or indirect equity or ownership investment, or any obligation to incur such investment, in any other person. As used herein, the term "person" means any individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization.

     (b) The Company is not a participant in any joint venture or partnership or a member of a limited liability company.

     2.5. Capitalization.
          ---------------
     (a) The authorized capital stock of the Company consists solely of 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, $1.00 par value (the "Preferred Stock"). Upon the filing of the Amended Certificate in accordance with the terms and conditions of this Agreement, including a one-for-ten reverse stock split of the Common Stock, the authorized capital stock of the Company shall consist solely of 20,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.

     (b) As of the date of this Agreement (immediately prior to the issuance of the Shares pursuant to this Agreement), (i) 50,241,112 shares of Common Stock are issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable, (ii) no shares of Common Stock are held in the treasury of the Company, (iii) options to acquire 3,288,947 shares of Common Stock, with exercise prices as set forth in Section 2.5(b) of the Disclosure Schedule, have been granted and are outstanding under the Company's 1997 Incentive Stock Option Plan (the "1997 Plan") and an additional 1,711,053 shares of Common Stock have been reserved for issuance for additional grants of options under the 1997 Plan, (iv) options to acquire 101,250 shares of Common Stock, with exercise prices as set forth in Section 2.5(b) of the Disclosure Schedule, have been granted and are outstanding under the Company's 1984 Incentive Stock Option Plan (the "1984 Plan") and no additional shares of Common Stock have been reserved for issuance for additional grants of options under the 1984 Plan, (v) warrants to purchase 5,321,408 shares of Common Stock have been issued and are outstanding, and (vi) 235,000 shares of Series B Convertible Preferred Stock, par value $1.00 per share, are issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable.

     (c) All of the outstanding shares of Common Stock (i) have not been issued in violation of any preemptive rights, rights of first refusal or offer or similar rights of any person, and (ii) have been offered and sold in compliance with the Securities Act of 1933, as amended, (the "Securities Act"), and all other applicable securities laws and the rules and regulations thereunder.

     (d) The Shares, when issued, sold and delivered in compliance with the provisions of this Agreement and the other Transaction Documents, will be duly and validly issued, fully paid and nonassessable, with only limited liability attaching to the ownership thereof under applicable state law. The Shares will be free and clear of any Liens. The issuance of the Shares is not subject to any preemptive rights or other restrictions on transfer.

     2.6. Financial Statements.
          ---------------------
     The financial statements of the Company and the related notes in the SEC Documents, as defined below in Section 2.18, were prepared in accordance with the books and records of the Company and fairly present in accordance with United States generally accepted accounting principles ("GAAP") consistently applied the consolidated assets, liabilities and financial position of the Company as at the dates thereof, and the consolidated results of their operations for the periods covered thereby, except as disclosed in the SEC Documents.

     2.7. Litigation.
          -----------
     There are no suits, proceedings or investigations pending or, to its knowledge, threatened against it by any federal, state, local or foreign governmental or regulatory entity (or any department, agency, authority or political subdivision thereof) or court or arbitrator (any of the foregoing, an "Authority") which questions the validity of the Transaction Documents or which, individually or in the aggregate, if determined adversely, would have a Material Adverse Effect on it, its business, operation or assets. As used herein, the term "Material Adverse Effect" means any material adverse effect (i) on the business, operations, financial condition, results of operations or prospects of the Company, (ii) on the ability of the Company to consummate the transactions contemplated hereby, or (iii) on the ability of the Company to continue to operate its business immediately after the Closing in substantially the same manner as such business is conducted prior to the Closing.

     2.8. Taxes.
          ------
     (a) The Company has (i) timely filed all material Tax Returns required to be filed by it, (ii) paid all Taxes required to be paid with respect to such Tax Returns and (iii) paid all other Taxes for which a notice of assessment or written demand for payment has been received, except for Taxes which the Company is contesting in good faith and for which adequate reserves are established on the financial statements of the Company. All Tax Returns have been accurately prepared in all material respects and are true, correct and complete in all material respects. True copies of federal and state income tax returns of the Company for each of the last five fiscal years have been made available to the Investor.

     (b) There are no proposed assessments of Taxes against the Company, no proposed adjustments to any Tax Return pending against the Company, and no proposed adjustments to the manner in which any Tax of the Company is determined. The Company is not currently the subject of an audit, examination or similar proceeding with respect to Taxes (a "Tax Proceeding") and, to the Company's knowledge, no Tax Proceeding is threatened against the Company. The Company has received an assessment from the State of Rhode Island for $190,000 for its corporate registration in that state, calculated from its authorized stock amounts. The Company intends to fight this assessment.

     (c) The Company has not made nor is obligated to make any payment which would be an excess parachute payment for purposes of Section 280G of the Code. The Company is not a party to a Tax allocation or a Tax sharing agreement pursuant to which it could be responsible for the Taxes of any other person (other than the Company).

     (d) For purposes of this Agreement, "Code" means the Internal Revenue Code of 1986, as amended, and any applicable predecessor or successor statute;
"Taxes" means all federal, state, local and foreign income, payroll, withholding, excise, sales, use, real and personal property, use and occupancy, business and occupation, mercantile, real estate, capital, franchise and other taxes of any kind whatsoever, including interest and penalties thereon and all estimated taxes; and "Tax Returns" means all returns or reports, including accompanying schedules, with respect to Taxes. For purposes of this Section 2.8, each reference to the Company includes any predecessor entity of the Company or any predecessor consolidated, combined or unitary group of corporations for which the Company may be jointly or severally liable for the Tax Liabilities.

     2.9. Absence of Undisclosed or Contingent Liabilities.
          -------------------------------------------------
     Except as set forth in Section 2.9 of the Disclosure Schedule and except as (and to the extent) accrued on the most recent audited balance sheet included in the audited financial statements dated December 31, 2001 and on the most recent quarterly balance sheet in the unaudited quarterly financial statements dated September 30, 2002 and contained in the SEC Documents (the "Audited Financial Statements"), as of the date of the most recent balance sheet included in the Audited Financial Statements, to the knowledge of the Company, the Company has not had any material liability or obligation (whether absolute or contingent, liquidated or unliquidated), other than executory obligations not required to be accrued on such balance sheet under GAAP and incurred in the ordinary course of business consistent with past practice. Since the date of the Audited Financial Statements, to the knowledge of the Company, the Company has not become subject to any such liability or obligation, other than liabilities and obligations incurred in the ordinary course of business consistent with past practice of a type reflected in the Audited Financial Statements, which are not inconsistent with the representations and warranties of the Company in this Agreement and which would not reasonably be expected to have a Material Adverse Effect, individually or in the in the aggregate.

2.10. Intellectual Property.
      ----------------------
     (a) The Company owns or is licensed or otherwise has the right to use, and has the right to bring actions for the infringement or other violation of (to the extent owned), all patents, industrial design rights, trademarks, service marks, trade names, trade dress, copyrights, mask works, inventions, technology, know-how, designs, formulae, trade secrets, confidential and proprietary information, computer software (other than standard, commercially available off-the-shelf software), domain names, and other intellectual property necessary for the operation of business of the Company as it is currently conducted and as proposed to be conducted (the "Intellectual Property"). Section 2.10(a) of the Disclosure Schedule lists all patents owned by the Company and all patent applications filed by the Company that are pending. Neither the Company, nor, to the knowledge of the Company, any other party, is in breach of or default under any license or other agreement relating to the Intellectual Property and each such license or other agreement is now and immediately following the Closing shall be valid and in full force and effect.

     (b) Except as set forth in Section 2.10(b) of the Disclosure Schedule, the Company has maintained all of its rights to royalty income under any license or other agreement relating to the Company's Intellectual Property.

     (c) The business operations of the Company as currently conducted or proposed to be conducted (the "Business"), including but not limited to the design, development, use, import, manufacture and sale of the products, technology or services (including products, technology or services currently under development) of the Company, do not and will not, infringe, dilute, misappropriate or otherwise violate the patents, industrial design rights, trademarks, service marks, trade names, trade dress, copyrights, mask works, trade secrets or other intellectual property rights of any third party, or constitute unfair competition or trade practices under the laws of any jurisdiction, and no claim has been made, notice given, or dispute arisen to that effect. The Company has no pending claims that a third party has violated or infringed any of the Company's patents, industrial design rights, trademarks, service marks, trade names, trade dress, copyrights, trade secrets or other proprietary rights.

     (d) All of the patents, industrial design registrations, trademark and service mark registrations, copyright registrations, mask work registrations and domain name registrations comprising the Intellectual Property are in full force and effect, are held of record in the name of the Company free and clear of all liens, encumbrances and other claims, and are not the subject of any cancellation or reexamination proceeding or any other proceeding challenging their extent or validity. The Company is the applicant of record in all patent applications, and applications for trademark, service mark, trade dress, industrial design, copyright, mask work and domain name registration that comprise the Intellectual Property, and no opposition, extension of time to oppose, interference, rejection, or refusal to register has been received in connection with any such application. All necessary registration, maintenance and renewal fees in connection with such patents and registrations have been paid and all necessary documents and certificates in connection with such patents and registrations have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such patents and registrations.

     (e) To the extent that any works of authorship, materials, products, inventions, technology or software have been developed or created independently or jointly by any person other than the Company, or an employee of the Company other than pursuant to such employee's regular, salaried responsibilities to the Company, and for which the Company has, directly or indirectly, paid, the Company has a written agreement with such person with respect thereto, and the Company thereby has obtained ownership of, and is the exclusive owner of, all Intellectual Property therein or thereto by operation of law or by valid assignment. In each case in which the Company has acquired any Intellectual Property from any person, the Company has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in such Intellectual Property (including the right to seek past and future damages with respect thereto) to the Company and, to the maximum extent provided for by, and in accordance with, any applicable laws and regulations, the Company has recorded each such assignment with the relevant governmental authorities, including the U.S. Patent and Trademark Office, the U.S. Copyright Office, or their respective equivalents in any relevant foreign jurisdiction.

     (f) The Company has taken all commercially reasonable steps that are required to protect the Company's rights in material trade secrets, know-how or other confidential or proprietary information (including, without limitation, computer software source code) of the Company or provided by any other person to the Company. Without limiting the foregoing, the Company has, and enforces, a policy requiring each employee, consultant and contractor to execute proprietary information, confidentiality and assignment agreements substantially in the Company's standard forms, and all current and former employees, consultants and contractors of the Company have executed such an agreement in substantially the Company's standard form. To the knowledge of the Company, none of the material trade secrets, know-how or other confidential or proprietary information of the Company has been disclosed to any person unless such disclosure was necessary, and was made pursuant to an appropriate confidentiality agreement.

     2.11. Permits.
           --------
     The Company possesses all certificates, permits, franchises, licenses and authorizations ("Permits") required by any Authority having or claiming jurisdiction over the Company, or its properties or business except where the failure to have such a Permit would not reasonably be expected to have a Material Adverse Effect. All such Permits are in full force and effect and good standing in all material respects. The Company is not in material default (or material non-compliance) under any Permit. No modification, suspension or cancellation of a Permit, or any proceeding relating thereto, is pending or, to the knowledge of the Company, threatened with respect to a Permit. No other proceeding is pending or, to the knowledge of the Company, threatened with respect to any such Permit. No notice has been received by the Company with respect to any failure by the Company to have any Permit.

     2.12. Compliance with Laws.
           ---------------------
     The operations of the Company have been conducted in compliance in all material respects with applicable laws, regulations and other requirements of all Authorities having or claiming jurisdiction over the Company or its business or operations, including laws, regulations and requirements relating to employment and employment practices, terms and conditions of employment and wages and hours, antitrust, consumer protection, immigration, health, occupational safety and health, and securities. The Company has not received any notification of any asserted present or past failure by the Company to comply with any laws, rules or regulations.

     2.13. Contracts and Commitments.
           --------------------------
     Neither the Company nor, to the knowledge of the Company, any other party to any contract described in the SEC Documents or incorporated by reference therein is in breach of or in default under any such contract, which breach or default would reasonably b e expected to have a Material Adverse Effect.

     2.14. Books and Records.
           ------------------
     The Company has maintained in all material respects complete, current and correct copies of: (a) its Certificate of Incorporation, Bylaws, and other organizational documents; (b) its stockholder records; and (c) the minutes, written consents, resolutions and other material records of the meetings and other official proceedings of the stockholders and directors of the Company, copies of which have been made available to the Investor.

     2.15. Offering Exemption.
           -------------------
     Subject to the accuracy of the representations in Section 3.2 hereof, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of the Securities Act, and from all applicable state securities or "blue sky" laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption. The Company has not offered any Common Stock or any securities similar to the Common Stock for sale to, or solicited any offers to buy any of the foregoing from, or otherwise approached or negotiated in respect thereof with, any person or persons other than a limited number of institutional or other sophisticated investors deemed to be "accredited investors" (as such terms is defined in Rule 501 (a) promulgated under the Securities Act) and, in any event, all such offerings were made in compliance with, or exempt from registration under, and in accordance with, the Securities Act and applicable state securities and "blue sky" laws.

     2.16. Insurance.
           ----------
     The Company maintains and will continue to maintain insurance of the types and in the amounts that the Company reasonably believes to be adequate for its business, including, but not limited to, directors and officers insurance and insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

     2.17. NASDAQ Compliance.
           ------------------
     The Company's Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is quoted on the Nasdaq OTC Bulletin Board (the "Nasdaq Bulletin Board"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or removing the Common Stock from the Nasdaq Bulletin Board.

     2.18. SEC Documents.
           --------------
     The Company has timely filed with the Securities and Exchange Commission (the "SEC") all forms, reports, schedules, statements and other documents required to be filed with the SEC by the Company since December 31, 1996 (together with all information incorporated therein by reference, the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents at the time they were filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any SEC Document filed and publicly available prior to the date of this Agreement (a "Filed SEC Document") has been revised or superseded by a later Filed SEC Document, none of the SEC Documents contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements (including the related notes) included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments).

     2.19. Full Disclosure.
           ----------------
     No representation, warranty or other statement in any certificate or written statement given to the Investor (including the representations and warranties contained herein) in connection with the transactions contemplated hereby by the Company, or any of its officers, directors, employees, agents or other representatives contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR
                 ----------------------------------------------


     The Investor hereby  represents and warrants to the Company that, as of the
Closing:

     3.1. Authorization and Enforceability.
          ---------------------------------
     The Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the full power and authority to execute and deliver the Transaction Documents and the execution and delivery by the Investor of the Transaction Documents, and the performance if its obligations hereunder and thereunder, have been duly authorized by all necessary action of the Investor. Each of the Transaction Documents is the legal, valid and binding obligation of the Investor enforceable against it in accordance with the terms hereof and thereof.

     3.2. Purchase Entirely for Own Account.
          ----------------------------------
     The Investor acknowledges that this Agreement is made with such Investor in reliance upon such Investor's representation to the Company that the Shares purchased by it are being acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in a manner that would violate the Securities Act.

     3.3. Disclosure of Information.
          --------------------------
     The Investor represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares.

     3.4. Investment Experience.
          ----------------------
     The Investor is experienced in investing in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the securities.

     3.5. Accredited Investor.
          --------------------
     The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D of the U.S. Securities and Exchange Commission (the "Commission"), as presently in effect.

     3.6. Restricted Securities.
     ---------------------------
     The Investor understands that the Shares it is acquiring will be "restricted securities" pursuant to Rule 144 under the Securities Act inasmuch as such Shares are being acquired from the Company in a transaction not involving a public offering and that under applicable regulations, may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     3.7. Further Limitations on Disposition.
          -----------------------------------
     Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Shares held by it unless and until:

     (a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

     (b) The Investor shall have notified the Company of the proposed disposition and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel that such disposition will not require registration of such shares under the Securities Act.

     3.8. Legends.
          --------
     It is understood that the certificates representing the Shares will bear a restrictive legend substantially in the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS
     (COLLECTIVELY, THE "ACTS"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACTS OR UNLESS AN OPINION OF COUNSEL IS DELIVERED TO THE CORPORATION TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.



                                   ARTICLE IV

                      Affirmative Covenants of the Company.
                      -------------------------------------


     4.1. Securities Laws Compliance.
     --------------------------------
     The Company shall make in a timely manner any filings required by applicable federal or state securities or "blue sky" laws, or those of any other applicable jurisdiction, in connection with the Closing.

     4.2. Insurance.
          ----------
     To the extent such insurance remains available at reasonable costs, the Company shall keep its respective insurable properties insured at all times to such extent and against such risks as is customary with companies of comparable size and financial condition in the same or similar businesses; in such amount as the Company shall reasonably deem necessary; and maintain workers' compensation insurance and such other insurance as may be required by law. In addition, all of the foregoing insurance maintained by the Company shall be of types and in amounts required for compliance with all applicable federal, state, local and foreign laws, ordinances, regulations and orders.

     4.3. Books and Records.
          ------------------
     The Company shall maintain complete and accurate records and books of account in which entries shall be made in accordance with GAAP consistently applied, reflecting all transactions of the Company.

     4.4. Obligations and Taxes.
          ----------------------
     The Company shall pay all obligations promptly, including all taxes before the same shall become in default, as well as all lawful claims for labor and supplies or otherwise which, if unpaid, might become a Lien or charge upon the properties of the Company; provided, however, that the Company shall not be required to pay and discharge or to cause to be paid and discharged any such taxes so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books such reserves as are required by GAAP with respect to any such taxes.

     4.5. Existence; Maintenance of Property.
          -----------------------------------
     The Company shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence, material rights, licenses, permits and franchises and comply with all laws and regulations applicable to the conduct of its business and the ownership of its properties; at all times maintain and preserve all material property necessary in the conduct of such business and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all needed and proper repairs, renewals and replacements thereto, so that the business carried on in connection therewith may be properly conducted at all times.

     4.6. Compliance with Laws.
          ---------------------
     The Company shall comply with all applicable laws, rules, regulations and orders.

     4.7. Operation of Business.
          ----------------------
     The Company shall operate its business in the ordinary course and shall not make any material changes in the manner in which it is operating during the period of time from the First Closing to the Investor's election in accordance with Section 5.7 hereof.

     4.8. Nasdaq Bulletin Board.
          ----------------------
     The Company shall comply with all requirements of the National Association of Securities Dealers, Inc. with respect to the quoting of shares of its Common Stock on the Nasdaq Bulletin Board and shall not take any action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or removing the Common Stock from the Nasdaq Bulletin Board.



                                    ARTICLE V

                               CLOSING CONDITIONS
                               ------------------


     The obligations of the Investor under Article I of this Agreement are subject to the fulfillment at or before the First Closing or Subsequent Closing, as the case may be, of each of the following conditions, any of which may be waived in writing by such Investor:

     5.1. Investor Rights Agreement.
          --------------------------
     The Investor Rights Agreement shall have been duly executed and delivered by the Company to the Investor at the First Closing.

     5.2. Termination of Financial Advisory Agreement.
          --------------------------------------------
     That certain Termination and Release Agreement (the "Termination and Release Agreement") by and between the Company and Wand Partners L.P., in the form attached hereto as Exhibit D, shall have been duly executed and delivered to the Investor at the First Closing.

     5.3. Appointment of Interim Chief Executive Officer.
          -----------------------------------------------
     The Company's Board of Directors shall have appointed William B. Danzell to serve as Chief Executive Officer, without compensation, during the period of time from the First Closing to the Subsequent Closing.

     5.4. Election of Interim Board of Directors.
          ---------------------------------------
     The Company's Board of Directors and stockholders shall have elected William B. Danzell, Stephen Marbut and Robert Krasne to serve as members of the Board of Directors of the Company during the period of time from the First Closing to the earlier of (i) the Subsequent Closing and (ii) the third (3rd) business day following the date of filing of the Amended Certificate with the Secretary of State of Delaware.

     5.5. Amended Certificate.
          --------------------
     Prior to the Subsequent Closing, the Company shall have adopted and filed with the Secretary of State of Delaware the Amended Certificate.

     5.6. Corporate Governance.
     --------------------------
     The Company's Board of Directors and stockholders shall have agreed not to amend the Company's Bylaws or make any other changes relating to the Company's corporate governance during the period of time from the First Closing to the Investor's election in accordance with Section 5.7 hereof.

     5.7. Board of Directors.
          -------------------
     In consideration of the purchase of the Shares by the Investor pursuant to this Agreement, effective as of the Subsequent Closing, the Board of Directors of the Company shall consist of a maximum of nine (9) members, or such other odd number of members as the Investor shall determine, of which the Investor shall elect a majority.

     5.8. Board and Stockholder Approval.
          -------------------------------
     All approvals of the Company's Board of Directors and stockholders necessary for the performance of the transactions contemplated by this Agreement (including the provisions of Sections 5.3, 5.4 and 5.6 hereof), the Investor Rights Agreement, the Amended Certificate, the Termination and Release Agreement, and any other Transaction Documents shall have been obtained.



                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------


     6.1. Indemnification.
          ----------------
     (a) The Company hereby agrees to indemnify, defend and hold harmless the Investor and its affiliates, directors, officers, trustees, employees and representatives (any of the foregoing, a "Investor Indemnified Party"), from and against any loss, liability, claim, obligation, damage, deficiency, costs and expenses, fines or penalties (including reasonable attorneys fees and other defense costs) ("Losses") suffered, sustained, incurred or required to be paid by any such Investor Indemnified Party due to, based upon or arising out of any inaccuracy in, or any breach of, a representation, warranty or covenant of the Company contained in this Agreement.

     (b) The Investor, on a several basis, hereby agrees to indemnify, defend and hold harmless the Company and its affiliates, directors, officers, trustees, managers, employees and representatives (any of the foregoing, a "Company Indemnified Parry"), from and against any Losses suffered, sustained, incurred or required to be paid by any such Company Indemnified Party due to, based upon or arising out of any inaccuracy in, or any breach of, a representation or warranty of the Investor contained in this Agreement.

     (c) No right of indemnification hereunder shall be limited by reason of any investigation or audit conducted before or after the Closing or the knowledge of any party of any breach of a representation or warranty by the other party at any time, or the decision of any party to complete the Closing. Notwithstanding anything to the contrary herein, the Investor shall have the right, irrespective of any knowledge or investigation of such party, to rely fully on the representations and warranties of the Company contained herein, and the Company shall have the right, irrespective of any knowledge or investigation of such party, to rely fully on the representations and warranties of the Investor contained herein.

     6.2. Right to Conduct Activities.
          ----------------------------
     The Company and the Investor hereby acknowledge that the Investor invests in numerous companies, some of which may be competitive with the Company's business. The Investor shall not be liable for any claim arising out of, or based upon, (i) the investment by such Investor in any entity competitive with the Company, or (ii) actions taken by any partner, officer or other representative of such Investor to assist any such competitive company, whether or not such action was taken as a board member of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided that nothing contained herein shall limit the obligations of any member of the Board of Directors of the Company that was a designee of the Investor to comply with his or her fiduciary duties imposed by applicable state law.

     6.3. Successors and Assigns.
          -----------------------
     The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     6.4. Governing Law.
          --------------
     This Agreement shall be governed by and construed under the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

     6.5. Counterparts.
          -------------
     This Agreement may be executed in the original or by telecopy in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

     6.6. Interpretation.
          ---------------
     The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     6.7. Notices.
          --------
     All notices and other communications hereunder shall be in writing (including by fax during business hours) and shall be deemed to have been duly given when delivered in person (including by reputable overnight courier), when faxed (with written confirmation of transmission having been received) or three business days after being mailed by registered or certified mail (postage prepaid, return receipt requested), in each case to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a) If to the Investor:

                           Silver Star Partners I, LLC
                           Suite 300
                           The Professional Building
                           2 Corpus Christi
                           Hilton Head Island, SC 29938
                           Attention: William B. Danzell
                           Fax No.: (843) 785-2129


                  (b) If to the Company:

                           Nestor, Inc.
                           400 Massasoit Avenue
                           Suite 200
                           East Providence, RI 02914
                           Attention: Chief Financial Officer
                           Fax No.: (401) 434-5809


                           with a copy to:

                           Brown Raysman Millstein Felder & Steiner LLP
                           900 Third Avenue
                           New York, NY 10022
                           Attention: Joel M. Handel, Esq.
                           Fax No.: (212) 895-2900


     6.8. Expenses.
          ---------
     Irrespective of whether the Closing is effected, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the other Transaction Documents.

     6.9. Amendments and Waivers.
          -----------------------
     Any term of this Agreement may be amended or modified and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Investor.

     6.10. Severability.
          -------------
     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     6.11. Survival of Representations and Warranties.
           -------------------------------------------
     The representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

     6.12. Several Obligations.
           --------------------
     The obligations of the Investor under this Agreement and the other Transaction Documents are several in nature. The Investor will not be liable for, or in any way obligated to the Company or any other party with respect to, a breach of the terms and conditions set forth herein or in the other Transaction Documents by any other party, and no such breach shall affect the Company's obligations hereunder or thereunder with respect to the non-breaching Investor.

     6.13. Entire Agreement.
           -----------------
     This Agreement and the other Transaction Documents constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

         IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first above written.

                                   NESTOR, INC.


                                   By:    /s/Nigel P. Hebborn
                                      ------------------------------------------
                                        Name:   Nigel P. Hebborn
                                        Title:  President & CEO


                                   SILVER STAR PARTNERS I, LLC

                                   By:  /s/William B. Danzell,      its Manager
                                      ------------------------------------------
                                       Name:  William B. Danzell
                                       Title: President

EXHIBIT INDEX

Exhibit No.     Document
-----------     --------

  10.41 Stock Purchase Agreement, dated as of January 15, 2003, by and between Nestor, Inc. and Silver Star Partners I, LLC.

  99.1          Press Release dated January 15, 2002.



                                                  Exhibit A
                                                  ---------

First Closing
-------------
                                                                            Purchase Price Per
              Investor                         Number of Shares                    Share             Total Purchase Price
              --------                         ----------------             ------------------       --------------------

Silver Star Partners I, LLC                       49,000,000                      $.0485                  $2,376,500


Subsequent Closing
------------------
                                                                            Purchase Price Per
              Investor                         Number of Shares                    Share             Total Purchase Price
              --------                         ----------------             ------------------       --------------------
Silver Star Partners I, LLC                        1,285,567                       $.485                   $623,500
Silver Star Partners I, LLC                  up to 6,185,567 at the                $.485               up to $3,000,000
                                             option of the Investor


                                    Exhibit B

                        Form of Investor Rights Agreement




                            INVESTOR RIGHTS AGREEMENT

     This Investor Rights Agreement (this "Agreement") is made and entered into as of January 15, 2003 by and between Nestor, Inc., a Delaware corporation (the "Company") and Silver Star Partners I, LLC, a Delaware limited liability company (the "Investor").

                                   Background
                                   ----------

     The Investor and the Company are parties to that certain Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"). As part of the investment to be made by the Investor pursuant to the Purchase Agreement, the Investor will have certain registration rights with respect to the Common Stock, par value $.01 per share (the "Common Stock"), purchased pursuant to the Purchase Agreement, all as more fully set forth in this Agreement.

     All terms used herein and not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

                                      Terms
                                      -----

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Registration Rights.
        --------------------

     1.1. Definitions.
          ------------
     (a) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (b) "Holder" means the Investor, as the owner of record of Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act.

     (c) "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

     (d) "Registrable Securities" means (a) all shares of Common Stock that are now owned or may be hereafter acquired by the Investor and (b) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of such shares of Common Stock described in clause (a) of this definition, excluding in each case any Registrable Securities sold (i) pursuant to Registration under the Securities Act or (ii) sold pursuant to Rule 144 (or its successor rule) promulgated under the Securities Act and excluding any shares of Common Stock or preferred stock of the Company (other than shares of Common Stock acquired pursuant to the Purchase Agreement) which is registered under the Securities Act.

     (e) "Registration Expenses" means all expenses incurred by the Company in complying with Sections 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company), but excluding all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

     (f) "Securities Act" means the Securities Act of 1933, as amended.

     1.2. Demand Registration.
          --------------------
     At any time after the date hereof, the Holder may require that the Company file a registration statement with regard to Registrable Securities which represent more than fifty percent (50%) of the then-outstanding Registrable Securities held by such Holder. If the Company shall receive from the Holder, at any time, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will, as soon as practicable, use its best efforts to effect such registration of the sale of the Registrable Securities requested by the Holder; provided, however, that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 1.2 after the Company has effected one (1) such registration pursuant to this Section 1.2 and such registration has been declared or ordered effective and the sales of such Registrable Securities shall have been withdrawn or closed.

     If at any time of any request to register Registrable Securities pursuant to Section 1.2 of this Agreement, the Company is engaged in any activity that, in the good faith determination of the Board of Directors of the Company, is material and nonpublic and would be required to be disclosed in the applicable registration statement and such disclosure would be to the material detriment of the Company, then the Company may direct that such request to register Registrable Securities be delayed for a period of not in excess of sixty (60) days from the date of such request; provided, however, that the right to delay a request may not be exercised by the Company more than once in any twelve month period with respect to Registrable Securities.

     1.3. Shelf Registrations.
          --------------------
     At the option of the Holder, a request to register Registrable Securities pursuant to Section 1.2 may be effected through an appropriate "shelf" registration statement pursuant to Rule 415 (or any successor thereto) under the Securities Act (a "Shelf Registration Statement"), and the Company shall use its best efforts to keep such Shelf Registration Statement effective for sales thereunder for as long as practicable. The other registration rights set forth in Section 1.4 hereof shall be suspended for so long as the Shelf Registration Statement remains effective and usable for the resale of Registrable Securities.

     1.4. Piggyback Registrations.
          ------------------------
     The Company shall notify the Holder of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (other than a registration relating solely to the sale of securities to participants in a Company stock plan) whether for its own account or the account of other stockholders or both and will afford such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. If the Holder desires to include in any such registration statement all or any part of the Registrable Securities held by such Holder it shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If the Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall forfeit its right to include any remaining Registrable Securities held by such Holder in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities.

     1.5. Expenses of Registration.
          -------------------------
     All Registration Expenses incurred in connection with a demand registration (pursuant to Section 1.2), a Shelf Registration and all issuances off the "shelf" (pursuant to Section 1.3), and a piggyback registration (pursuant to Section 1.4) shall be borne by the Company.

     1.6. Obligations of the Company.
          ---------------------------
     Whenever required to effect the registration of any Registrable Securities under Sections 1.2, 1.3, and 1.4 of this Agreement, the Company shall, as expeditiously as reasonably possible:

     (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective until the distribution is completed, but, in the case of registrations pursuant to Sections 1.2 and 1.4, not more than 180 days, provided that such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any Registrable Securities included in such registration statement due to circumstances described in Section 1.6(f);

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) furnish to the Holder such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and all amendments and supplements thereto, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration;

     (d) use its best efforts to effect the sale of the securities covered by such registration statement in any jurisdictions where such securities are exempt from the registration requirements under the Securities Act;

     (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering and cause its officers and other employees to participate in any "road shows", as the managing underwriters may reasonably request;

     (f) notify the Holder of Registrable Securities covered by such registration statement (and each underwriter in the case of an underwritten offering) at any time when a prospectus relating thereto is required to be delivered under the Securities Act if such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, following such notification, promptly deliver to the Holder and each such underwriter that number of copies of all amendments or supplements referred to in paragraphs (b) and (c) of this Section 1.6 as may be necessary so that, as thereafter delivered to the purchaser of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (g) furnish, at the request of the Holder registering Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or on the date that the registration statement becomes effective, if such securities are not being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering addressed to the underwriters, if any, and if there are no underwriters, to the Holder requesting registration of Registrable Securities and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the Holder requesting registration, addressed to the underwriters, if any, and if there are no underwriters, to the Holder requesting registration of Registrable Securities;

     (h) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange or interdealer quotation system on which the Common Stock is then listed or quoted; and

     (i) make available for inspection by the seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

     1.7. Furnish Information.
          --------------------
     It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 1.2, 1.3, and 1.4 that the selling Holder shall furnish to the Company such information regarding such Holder, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to timely effect the registration of Registrable Securities.

     1.8. Indemnification.
          ----------------
     In the event any Registrable Securities are included in a registration statement under Sections 1.2, 1.3, or 1.4:

     (a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the partners, members, officers and directors of the Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

          (i) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

          (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

          (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

     (b) and the Company will reimburse such Holder, partner, member, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon (A) a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder, (B) a Violation which occurs due to a breach of any representation or warranty by such Holder which in contained in the Purchase Agreement or (C) a Violation which occurs as a result of an untrue statement of a material fact contained or incorporated by reference in such registration statement that has been corrected in a subsequent prospectus delivered to such Holder prior to disposition by such Holder of its Registrable Securities in accordance with Section 1.6(f) hereof.

     (c) By the Selling Holder. To the extent permitted by law, the selling Holder will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter (as defined in the Securities Act), against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter, or a member, partner, director, officer or controlling person of such underwriter may become subject under the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder by an instrument duly executed by such Holder and stated to be specifically for use in such registration; and such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or underwriter or partner, member, officer, director or controlling person of such underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by the Holder under this Section 1.8(c) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

     (d) Notice. Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the defendants include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section
1.8 to the extent it is prejudiced thereby, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under Section 1.8.

     (e) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (A) the Holder exercising rights under this Agreement, or any controlling person of such Holder, makes a claim for indemnification pursuant to this Section 1.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.8 provides for indemnification in such case, or (B) contribution under the Securities Act may be required on the part of such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 1.8, then, and in each such case, the Company or such Holder shall contribute to the aggregate losses, claims, damages or liabilities as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that, in any such case, (1) such Holder shall not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (2) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f)  Survival.  The  obligations  of the Company and the Holder  under this
Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement.

     1.9. Limitations on Subsequent Registration Rights.
          ----------------------------------------------
     From and after the date of this Agreement, without the prior written consent of the Holder, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to have registration rights superior to, or which limit in any way the registration rights of the Holder granted hereby; provided that in the event that the Company should grant to any holder or prospective holder of any securities of the Company the right to make a demand registration to the Company, it is acknowledged and agreed by the Holder that such right may reduce the number of Registrable Securities that may be included in an underwritten offering resulting from the exercise of such demand registration right, so long as the number of Registrable Securities included in such registration are included pro rata with the number of securities included by the holder or holders exercising the demand registration right.

     1.10. Reporting and Information.
           --------------------------
     With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

          (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

          (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (whether or not it shall be required to make such Exchange Act Reports) and shall comply with all other public information reporting requirements of the SEC as a condition to the availability of an exemption from the Securities Act (under Rule 144 thereof, as amended from time to time, or successor rule thereto or otherwise) for the sale of Common Stock by the Holder;

          (iii) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holder to sell any such securities without registration; and

          (iv) cooperate with the Holder in supplying such information as may be necessary for the Holder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the Securities Act (under Rule 144 thereof or otherwise) for the sale of Common Stock by the Holder.


     2. Miscellaneous.
        --------------
     2.1. Successors and Assigns.
          -----------------------
     Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted transferees and permitted assigns of the parties.

     2.2. Governing Law.
          --------------

     This Agreement shall be governed by and construed under the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

     2.3. Counterparts.
          -------------
     This Agreement may be executed in the original or by telecopy in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

     2.4. Titles and Subtitles.
          ---------------------
     The titles of the paragraphs and subparagraphs of this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     2.5. Notices.
          --------
     Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective on (a) the date of delivery in person, or the date of delivery by facsimile with confirmation receipt, (b) the business day after deposit with a nationally-recognized courier or overnight service, including Express Mail, for United States deliveries or (c) five (5) business days after deposit in the United States mail by registered or certified mail for United States deliveries. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth below such party's signature on this Agreement or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto. All notices for delivery outside the United States will be sent by facsimile, or by nationally recognized courier or overnight service. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice. Notices to the Company will be marked to the attention of the Chief Financial Officer. Notices shall be sent to the addresses on the signature pages hereto, or such other addresses as a party may provide to the other parties from time to time.

     2.6. Amendments and Waivers.
          -----------------------
     Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the party against whom enforcement of such amendment or waiver is sought.

     2.7. Severability.
          -------------
     If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

     2.8. Entire Agreement.
          -----------------
     This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, correspondence, agreements, understandings, duties or obligations among the parties with respect to the subject matter hereof.

     2.9. Further Assurances.
          -------------------
     From and after the date of this Agreement, upon the request of a party, the other parties shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     2.10. Changes in Stock.
           -----------------
     If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made to the provisions hereof so that the rights granted hereby shall continue with respect to the Common Stock as so changed.

         IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement as of the date first above written.

                                  NESTOR, INC.


                                  By: /s/Nigel P. Hebborn
                                      ------------------------------------------
                                       Name:  Nigel P. Hebborn
                                       Title: President & CEO


                                  Address:    Nestor, Inc.
                                              400 Massasoit Avenue
                                              Suite 200
                                              East Providence, RI 02914
                                              Attention: Chief Financial Officer
                                              Fax No.: (401) 434-5809


                                   SILVER STAR PARTNERS I, LLC

                                   By:  /s/William B. Danzell      , its Manager
                                        ---------------------------
                                       Name:  William B. Danzell
                                       Title: President


                                  Address:    Silver Star Partners I, LLC
                                              Suite 300
                                              The Professional Building
                                              2 Corpus Christi
                                              Hilton Head Island, SC 29938
                                              Attention: William B. Danzell
                                              Fax No.: (843) 785-2129

                                    Exhibit C

                           Form of Amended Certificate



                            CERTIFICATE OF AMENDMENT

                                     OF THE

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                  NESTOR, INC.

                             -----------------------

                        Pursuant to Sections 228 and 242
                                     of the
                General Corporation Law of the State of Delaware
                             -----------------------


     Nestor, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

     1. The name of the corporation is Nestor, Inc. (the "Corporation").

     2. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by striking out the first paragraph of Article FOURTH thereof and by substituting in lieu of the following:

          "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Twenty Million (20,000,000) shares of Common Stock, par value $.01 per share (hereinafter called "Common Stock") and Ten Million (10,000,000) shares of Preferred Stock, par value $1.00 per share (hereinafter called "Preferred Stock").

          Effective upon the filing of this Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware, every ten (10) shares of the Corporation's currently issued and outstanding Common Stock shall be split, reclassified as, and changed into one (1) share of Common Stock."

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     3. This Certificate of Amendment to the Amended and Restated Certificate of
Incorporation of the Corporation was duly authorized in accordance with the applicable provisions of Section 242 and Section 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Nestor, Inc. on this __________ day of ____________________ 2003.


                                            NESTOR, INC.


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:



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                                    Exhibit D

                    Form of Termination and Release Agreement



                        TERMINATION AND RELEASE AGREEMENT


     This Termination and Release Agreement (this "Agreement") is made and entered into as of this 15th day of January, 2003, by and between Nestor, Inc., a Delaware corporation ("Nestor") and Wand Partners L.P., a Delaware limited partnership ("Wand").

     WHEREAS, Nestor and Wand have entered into that certain Financial Advisory Agreement, dated August 1, 1994 (the "Financial Advisory Agreement"), whereby Nestor retained Wand to render financial advisory services to Nestor and its affiliates;

     WHEREAS, Nestor and Wand wish to terminate the Financial Advisory Agreement in its entirety and be released from any and all future obligations arising thereunder, effective as of the Termination Date (as defined below); and

     WHEREAS, on the date hereof, Nestor has made a payment of certain fees due to Wand under the Financial Advisory Agreement in the amount of $96,250.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

          1. Termination. Nestor and Wand hereby agree that the Financial Advisory Agreement and all rights and responsibilities of each party thereto shall terminate as of the date hereof (the "Termination Date") and all rights and obligations of the parties that expressly survive the termination of the Financial Advisory Agreement shall be and are hereby waived and released, except to the extent expressly provided herein.

          2. Release. Nestor and Wand hereby agree that, as of the Termination Date, each shall be released by the other from any and all obligations, liabilities, claims, costs and expenses arising under, out of or in connection with the Financial Advisory Agreement or any of the transactions contemplated thereby. The foregoing release shall be self-operative and no further instrument or agreement of release shall be necessary to effect the foregoing release.

          3. Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof. This Agreement may not be changed, modified, terminated or discharged orally.

          4. Binding Effect. All of the terms and conditions herein contained shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

          5. Severability. If any provision of this Agreement or the application of such provision to any party or circumstance is held invalid, the remainder of this Agreement and the application of such provision to persons or circumstances other than those to which it is held invalid will not be affected thereby.

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          6.  Multiple  Counterparts.  This  Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

          7. Governing Law. This Agreement will be enforced, governed by, and construed in accordance with the laws of the State of Delaware, and it is agreed that any dispute or claim of any nature arising under this Agreement will be under the jurisdiction of the courts of the State of Delaware.

     IN WITNESS WHEREOF, the parties have caused this Termination and Release Agreement to be executed by their respective duly authorized officers as of the day and year first written above.


                                  NESTOR, INC.


                                  By: /s/ Nigel P. Hebborn
                                      ------------------------------------------
                                       Name:  Nigel P. Hebborn
                                       Title: President & CEO



                                  WAND PARTNERS L.P.

                                  By:  Wand Partners Inc., as general partner


                                  By: /s/ Bruce W. Schnitzer
                                      ------------------------------------------
                                       Name:  Bruce W. Schnitzer
                                       Title: Chairman





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